Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statement on Form S-1 (amendment no. 1) of IX Energy Holdings, Inc. of our report dated March 20, 2009 on the financial statements of IX Energy Holdings, Inc. and Subsidiary for the years ended December 31, 2008 (consolidated) and 2007, included in Form 10-K of IX Energy Holdings, Inc. filed on March 31, 2009, and to the reference to our firm under the heading “Experts” in the prospectus.

Berman & Company, P.A.

Certified Public Accountants

Boca Raton, Florida

July 10, 2009